Exhibit 99.02

VERITAS Software Q4’04 Earnings Release

VERITAS SOFTWARE CORPORATION
RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO THE NON-GAAP STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended				Three Months Ended
	December 31, 2004				December 31, 2003
	Under GAAP	Adjustments		Non-GAAP	Under GAAP	Adjustments		Non-GAAP

Net revenue:
User license fees	$331,392			$331,392	$310,661			$310,661
Services	243,043			243,043	191,297			191,297

Total net revenue	574,435			574,435	501,958			501,958
Cost of revenue:
User license fees	7,053			7,053	13,631			13,631
Services (1)	75,420	(246)	A	75,174	63,484	(56)	A	63,428
Amortization of developed technology (1)	7,328	(7,328)	B	—	4,888	(4,888)	B	—

Total cost of revenue (2)	89,801	(7,574)		82,227	82,003	(4,944)		77,059

Gross profit (2)	484,634	7,574		492,208	419,955	4,944		424,899
Gross profit % (2)	84.4%	1.3%		85.7%	83.7%	0.9%		84.6%
Operating expenses:
Selling and marketing (1)	163,307	(1,502)	A	161,805	160,649	(233)	A	160,416
Research and development (1)	95,944	(1,516)	A	94,428	82,447	(622)	A	81,825
General and administrative (1)	50,775	(59)	A	50,716	39,018	(37)	A	38,981
Amortization of other intangibles (1)	3,009	(3,009)	B	—	2,354	(2,354)	B	—

Total operating expenses (2)	313,035	(6,086)		306,949	284,468	(3,246)		281,222

Income from operations (2)	171,599	13,660		185,259	135,487	8,190		143,677
Operating margin % (2)	29.9%	2.4%		32.3%	27.0%	1.6%		28.6%
Interest and other income, net	17,421			17,421	10,057			10,057
Interest expense	(6,242)			(6,242)	(5,616)			(5,616)
Gain on strategic investments (1)	2,009	(2,009)	C	—	—			—

Income before income taxes (2)	184,787	11,651		196,438	139,928	8,190		148,118
Provision (benefit) for income taxes (1)	56,093	2,838	D	58,931	(50,689)	99,568	D	48,879

Net income (2)	$128,694	$8,813		$137,507	$190,617	$(91,378)		$99,239

Net income per share:
Basic (2)	$0.30	$0.02		$0.32	$0.45	$(0.22)		$0.23

Diluted (2)	$0.30	$0.02		$0.32	$0.43	$(0.21)		$0.22

Number of shares used in computing per share amounts — basic	423,765			423,765	428,010			428,010

Number of shares used in computing per share amounts — diluted	430,989			430,989	444,914			444,914

The non-GAAP financial measures provided herein exclude the impact of non-cash charges related to acquisitions, such as the amortization of developed technology, amortization of intangibles and stock-based compensation expense and the impact of other special items, such as other stock-based compensation expense, gain on strategic investment and related adjustments to provision for income taxes, on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Footnotes:

A	To exclude stock-based compensation expense.
B	To exclude non-cash charges of amortization of intangibles related to acquisitions.
C	To exclude gain on strategic investments.
D	To adjust the provision for income taxes to reflect the effect of non-GAAP adjustments on net income.
1	The Company includes these non-GAAP financial measures because it believes they are useful measures to investors in allowing for greater transparency to certain line items in the Company’s financial statements. The Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided herein.
2	The Company’s management refers to these non-GAAP financial measures, such as non-GAAP operating margins and net income, in making operating decisions because they provide meaningful supplemental information regarding the Company’s operational performance and its ability to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided herein.

VERITAS Software Q4’04 Earnings Release

VERITAS SOFTWARE CORPORATION
RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO THE NON-GAAP STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Year Ended				Year Ended
	December 31, 2004				December 31, 2003
	Under GAAP	Adjustments		Non-GAAP	Under GAAP	Adjustments		Non-GAAP

Net revenue:
User license fees	$1,191,069			$1,191,069	$1,092,731			$1,092,731
Services	850,805			850,805	654,356			654,356

Total net revenue	2,041,874			2,041,874	1,747,087			1,747,087
Cost of revenue:
User license fees	30,553			30,553	48,747			48,747
Services (1)	276,868	(610)	A	276,258	229,541	(125)	A	229,416
Amortization of developed technology (1)	19,583	(19,583)	B	—	35,267	(35,267)	B	—

Total cost of revenue (2)	327,004	(20,193)		306,811	313,555	(35,392)		278,163

Gross profit (2)	1,714,870	20,193		1,735,063	1,433,532	35,392		1,468,924
Gross profit % (2)	84.0%	1.0%		85.0%	82.1%	2.0%		84.1%
Operating expenses:
Selling and marketing (1)	610,962	(5,942)	A	605,020	533,974	(479)	A	533,495
Research and development (1)	346,644	(3,960)	A	342,684	301,880	(1,994)	A	299,886
General and administrative (1)	194,454	(851)	A	193,603	156,044	(82)	A	155,962
Amortization of other intangibles (1)	9,201	(9,201)	B	—	35,249	(35,249)	B	—
In-process research and development (1)	11,900	(11,900)	B	—	19,400	(19,400)	B	—
Restructuring reversals (1)	(9,648)	9,648	C	—	—			—

Total Operating Expenses (2)	1,163,513	(22,206)		1,141,307	1,046,547	(57,204)		989,343

Income from operations (2)	551,357	42,399		593,756	386,985	92,596		479,581
Operating margin % (2)	27.0%	2.1%		29.1%	22.2%	5.3%		27.5%
Interest and other income, net	52,846			52,846	43,613			43,613
Interest expense	(24,399)			(24,399)	(30,401)			(30,401)
Loss on extinguishment of debt (1)	—			—	(4,714)	4,714	C	—
Gain (loss) on strategic investments (1)	9,505	(9,505)	C	—	(3,518)	3,518	C	—

Income before income taxes and cumulative effect of change in accounting principle (2)	589,309	32,894		622,203	391,965	100,828		492,793
Provision for income taxes (1)	177,898	15,863	D	193,761	38,243	124,379	D	162,622

Income before cumulative effect of change in accounting principle (2)	411,411	17,031		428,442	353,722	(23,551)		330,171
Cumulative effect of change in accounting principle, net of tax (1)	—			—	(6,249)	6,249	C	—

Net Income (2)	$411,411	$17,031		$428,442	$347,473	$(17,302)		$330,171

Net income per share:
Basic (2)	$0.96	$0.04		$1.00	$0.83	$(0.05)		$0.78

Diluted (2)	$0.94	$0.04		$0.98	$0.80	$(0.04)		$0.76

Number of shares used in computing per share amounts — basic	429,873			429,873	420,754			420,754

Number of shares used in computing per share amounts — diluted	438,966			438,966	434,446			434,446

The non-GAAP financial measures provided herein exclude the impact of non-cash charges related to acquisitions, such as the amortization of developed technology, amortization of intangibles, stock-based compensation expense and write-off of in-process research and development, and the impact of other special items, such as restructuring reversals, loss on extinguishment of debt, gain/loss on strategic investments, other stock-based compensation expense, cumulative effect of change in accounting principle and related adjustments to provision for income taxes, on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Footnotes:

A	To exclude stock-based compensation expense.
B	To exclude non-cash charges of amortization of intangibles and write-off of in-process research and development related to acquisitions.
C	To exclude other special items including restructuring reversals, loss on extinguishment of debt, gain/loss on strategic investments and cumulative effect of change in accounting principle.
D	To adjust the provision for income taxes to reflect the effect of non-GAAP adjustments on net income.
1	The Company includes these non-GAAP financial measures because it believes they are useful measures to investors in allowing for greater transparency to certain line items in the Company’s financial statements. The Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided herein.
2	The Company’s management refers to these non-GAAP financial measures, such as non-GAAP operating margins and net income, in making operating decisions because they provide meaningful supplemental information regarding the Company’s operational performance and its ability to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided herein.